CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Agent155 Media Corp., formerly Freshwater Technologies, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher J. Martinez, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

Date: November 14, 2011

Christopher J. Martinez
President, Chief Executive Officer and Director
(Principal Executive Officer)

(The accompanying notes are an integral part of these financial statements)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Agent155 Media Corp., formerly Freshwater Technologies, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher J. Martinez, Principal Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

Date: November 14, 2011

Christopher J. Martinez
Chief Financial Officer, Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)

(The accompanying notes are an integral part of these financial statements)